UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14A – 101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☒    Definitive Proxy Statement

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☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

BOSTON ACOUSTICS, INC.

(Name of Registrant as Specified In Its Certificate)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BOSTON ACOUSTICS, INC.

300 JUBILEE DRIVE

PEABODY, MA 01960

Dear Stockholders:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Boston Acoustics, Inc. (the “Company”). The Meeting will be held at the Company on Tuesday, August 17, 2004, at 1:00 p.m.

The notice of meeting and proxy statement, which follow, describe the business to be transacted at the Meeting. In addition, we plan to give you a report on the status of the Company’s business. Stockholders will have an opportunity to comment and ask questions at the Meeting.

It is important that your shares be represented at the Meeting, regardless of the number you may hold. Therefore, regardless of whether you plan to attend, please sign, date and return the proxy card as soon as possible. This will not prevent you from voting your shares in person if you do come to the Meeting.

I look forward to seeing you on August 17th.

Sincerely yours,

ANDREW G. KOTSATOS

Chairman of the Board

BOSTON ACOUSTICS, INC.

300 Jubilee Drive

Peabody, MA 01960

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

AUGUST 17, 2004, 1:00 P.M.

To The Stockholders:

You are hereby notified that the Annual Meeting of Stockholders of Boston Acoustics, Inc. (the “Company”) will be held on August 17, 2004 at 1:00 p.m. at the offices of the Company, 300 Jubilee Drive, Peabody, Massachusetts, to consider and act upon the following matters:

1.	To set the number of Directors constituting the Board of Directors for the ensuing year at five (5) and to elect a Board of Directors.

2.	To ratify the action of the Audit Committee of the Board of Directors in appointing Ernst & Young LLP as auditors for the Company’s current fiscal year.

3.	To act upon such other business as may properly come before the meeting or any adjournments thereof.

Even if you plan to attend the Meeting personally, please be sure to sign, date and return the enclosed proxy in the enclosed envelope to:

EquiServe Trust Company, NA

Proxy Department

P.O. Box 8687

Edison, NJ 08818-8687

Only stockholders of record on the books of the Company at the close of business on June 25, 2004 are entitled to receive notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

By order of the Board of Directors,

WILLIAM E. KELLY

Clerk

Peabody, Massachusetts

July 26, 2004

Important: In order to secure a quorum and to avoid the expense of additional proxy solicitation, please vote, date and sign your proxy and return it promptly in the envelope provided even if you plan to attend the Meeting personally. If you do attend the Meeting and desire to withdraw your proxy and vote in person, you may do so. Your cooperation is greatly appreciated.

BOSTON ACOUSTICS, INC.

EXECUTIVE OFFICES

300 JUBILEE DRIVE

PEABODY, MA 01960

PROXY STATEMENT

July 26, 2004

SOLICITATION AND VOTING OF PROXIES

This Proxy Statement and the accompanying proxy form are being mailed by Boston Acoustics, Inc., a Massachusetts corporation (the “Company”), to the holders of record on June 25, 2004 of the Company’s outstanding shares of Common Stock, $.01 par value (“Common Stock”), commencing on or about July 26, 2004. The accompanying proxy is solicited by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on August 17, 2004 (the “Meeting”) and any adjournments thereof. The cost of solicitation of proxies will be borne by the Company. Directors, officers and employees may assist in the solicitation of proxies by mail, telephone, telegraph, and personal interview without additional compensation.

When a proxy is returned, prior to or at the Meeting, properly signed, the shares represented thereby will be voted by the proxies named in accordance with the stockholder’s instructions indicated on the proxy card. You are urged to specify your choices on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted FOR the election of Directors as set forth in this Proxy Statement, FOR proposal 2, and in the discretion of the proxies as to other matters that may properly come before the Meeting or any adjournments thereof. Sending in a proxy will not affect a stockholder’s right to attend the Meeting and vote in person. A proxy may be revoked by notice in writing delivered to the Clerk of the Company at any time prior to its use, by a duly-executed proxy bearing a later date, or by voting in person by ballot at the Meeting. A stockholder’s attendance at the Meeting will not by itself revoke a proxy.

VOTING SECURITIES AND RECORD DATE

The Common Stock is the only outstanding class of voting security of the Company. Each share of Common Stock is entitled to one vote. The Board of Directors has fixed June 25, 2004 as the record date for the Meeting. Only holders of record of the Company’s Common Stock on the record date are entitled to notice of and to vote at the Meeting. On the record date, there were 4,166,845 shares of Common Stock issued and outstanding.

Under Massachusetts law and the Company’s By-laws, the presence of holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Meeting, represented in person or by proxy, shall constitute a quorum.

The election of Directors is by plurality of the votes cast at the Meeting either in person or by proxy. The approval of a majority of the votes properly cast at the Meeting, either in person or by proxy, is required for adoption of the proposal to ratify the appointment of Ernst & Young LLP as the Company’s auditors and the approval of any other matter which may properly be brought before the Meeting or any adjournment thereof.

With regard to the election of Directors, votes may be left blank, cast in favor or withheld; votes that are left blank will be counted in favor of the election of the Directors named on the proxy and votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals other than the election of Directors and will be counted as present for purposes of determining the presence or absence of a quorum. Abstentions will be counted in the tabulation of votes cast on proposal 2. Broker non-votes, if any, will not be counted in determining a quorum for, or the outcome of, any proposal. A “non vote” occurs when a broker holding shares for a beneficial owner does not vote on a proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

The Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be taken, shares represented by all proxies received by the Company will be voted in accordance with the judgment of the persons named as proxies.

The Company’s Annual Report to Stockholders, including financial statements for the fiscal year ended March 27, 2004, is being mailed to stockholders of record of the Company as of June 25, 2004 concurrently with this Proxy Statement.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

One of the purposes of the Meeting is to set the number of Directors constituting the Board of Directors and to elect Directors to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. It is intended that the proxies solicited by the Board of Directors will be voted in favor of setting the number of Directors at five (5) and electing the nominees named below, unless otherwise specified on the proxy card. All the nominees are current Directors of the Company and all of the nominees have consented to be named and to serve if reelected.

The Board knows of no reason why any of the nominees will be unavailable or unable to serve as a Director, but in such event, proxies solicited hereby will be voted for the election of another person or persons to be designated by the Board of Directors.

The Board unanimously recommends a vote FOR the election of each of the nominees listed below.

The following are summaries of the background and business experience and descriptions of the principal occupations of the nominees:

Andrew G. Kotsatos (age 64) co-founded the Company in February 1979 and has served as a Director since the Company’s inception. He was Executive Vice-President from February 1979 until April 1986, President from April 1986 until November 1996, and Chairman of the Board, Chief Executive Officer and Treasurer from November 1996 until May 2002. Although no longer Chief Executive Officer, Mr. Kotsatos maintains his position as Chairman of the Board and Treasurer. Mr. Kotsatos previously held positions with two other audio manufacturers, KLH Research and Development Corporation and Advent Corporation. His last position at Advent was Audio Products Manager and Chief Speaker Designer.

Moses A. Gabbay (age 59) currently serves as President and Chief Executive Officer of the Company. Mr. Gabbay was elected President of the Company in May 2003 and previously held the position from August 2000 through May 2002. He was elected Chief Executive Officer of the Company in May 2002 and served as Chief Operating Officer of the Company from May 2000 through May 2002. Prior to that, he served as Vice-President—Engineering since joining the Company in 1981. Mr. Gabbay has been a Director of the Company since May 2000. Before joining the Company, Mr. Gabbay was Director of Engineering at Avid Corporation and an acoustic engineer for Teledyne Acoustic Research.

George J. Markos (age 55) has been a Director of the Company since August 1996. Mr. Markos has been Senior Vice-President and General Counsel of Yell-O-Glow Corporation, a produce distributor, since 1991. Between 1988 and 1991, Mr. Markos was Senior Counsel and Assistant Secretary of Norton Company, Inc., a manufacturer of abrasive products and industrial ceramics. Mr. Markos holds an undergraduate degree from Rutgers University, a J.D. from Suffolk University School of Law and an LL.M. from Boston University School of Law.

David E. Bell (age 55) was elected a Director of the Company on May 26, 2004. Professor Bell has been a Professor at the Harvard Business School since 1977. He currently teaches marketing in the school’s executive program and retailing in the school’s MBA program. Professor Bell is also the faculty chair of the school’s

Agribusiness Seminar and the head of the school’s marketing department. In addition, Professor Bell has published a number of books and research papers during his tenure at the Harvard Business School and was awarded the Ramsey Medal by the Decision Analysis Society of INFORMS for distinguished contributions to the field of marketing in 2001. Dr. Bell holds an undergraduate degree from Oxford University and a Ph.D. from Massachusetts Institute of Technology.

E. William Boehmler (age 64) was elected a Director of the Company on May 26, 2004. Mr. Boehmler retired in June 2000. Prior to his retirement, he served as Vice-President and Treasurer of International Paper Company from 1986 to 2000, having been with International Paper in various capacities since 1975. Before joining International Paper, he worked as an Associate in the Corporate Finance Department of Goldman, Sachs & Co. from 1971 to 1975 and as an Assistant Vice-President and Vice-President in the Corporate Finance Department of Laird Incorporated from 1968 to 1971. Mr. Boehmler holds an undergraduate degree from Yale University and a MBA from Harvard University.

Executive Officers of the Registrant

In addition to two directors who are also executive officers of the Company (Andrew G. Kotsatos, who is Chairman of the Board and Treasurer, and Moses A. Gabbay, who is President and Chief Executive Officer), the following persons serve as executive officers of the Company:

Name	Age	Title
Michael B. Chass	34	Vice-President—OEM
Debra A. Ricker-Rosato	48	Vice-President—Finance

Michael B. Chass has been Vice-President—OEM since August 1999. He joined the Company in 1994 as an account manager. In 1996, he became a Sales Manager and in 1998 became a Director of Sales. Mr. Chass was formerly employed by C.P.S. Marketing as an Assistant Director of Sales and Marketing. He holds a BS in Marketing from the University of Missouri.

Debra A. Ricker-Rosato was named Vice-President—Finance in May 1993. Prior to joining the Company in October 1986 as Controller, Ms. Ricker-Rosato was employed by Babco-Textron, a manufacturer of small aircraft engine components, where her last position was Assistant Controller. She holds a BS degree from Merrimack College and an MSF degree from Bentley College.

Each executive officer is elected for a term scheduled to expire at the meeting of Directors following the Annual Meeting of Stockholders or until a successor is duly chosen and qualified. There are no arrangements or understandings pursuant to which any executive officer was or is to be selected for election or reelection. There are no family relationships among any Directors or executive officers.

BOARD OF DIRECTORS

The Company announced a restructuring of its Board of Directors on May 26, 2004. As a part of the restructuring, David E. Bell and E. William Boehmler were elected to the Company’s Board as independent directors, effective immediately. The Company accepted the resignations of three of its incumbent directors, Alexander E. Aikens, III, Lisa M. Mooney, and Fletcher H. Wiley. The resignations of Messrs. Aikens and Wiley took effect upon the completion of the independent audit of the Company’s financial statements for the fiscal year ended March 27, 2004. Ms. Mooney’s resignation took effect immediately.

To provide for a smooth transition of board responsibilities, until completion of the fiscal 2004 audit, the Audit Committee of the board comprised of Messrs. Aikens and Wiley, a third continuing independent director, George J. Markos, and the two new directors, Messrs. Bell and Boehmler.

Meetings of the Board of Directors and Committees

The Board of Directors met five times during the fiscal year ended March 27, 2004. The Board of Directors has standing Audit and Compensation Committees. The Board does not have a nominating committee. All of the Directors attended at least 80% or more of the meetings of the Board and of the Board committees on which they served during the fiscal year ended March 27, 2004. All directors are strongly encouraged to attend Annual Meetings of Stockholders. All directors attended the 2003 Annual Meeting of Stockholders.

Each of our directors, other than Messrs. Kotsatos and Gabbay, is an independent director within the meaning of the listing requirements of the Nasdaq. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and was not during the last three years, an employee of the Company and has not received certain payments from, or engaged in various types of business dealings with the Company. In addition, as further required by the Nasdaq rules, the Board has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

The Compensation Committee met three times during the fiscal year ended March 27, 2004. The Compensation Committee’s primary responsibility is to evaluate and recommend to the Board of Directors, as appropriate, the compensation policy and practices of the Company with respect to its chief executive officer and the Company’s other senior executives, administer the Company’s stock option plans and perform any other responsibilities vested in it pursuant to its charter. The Compensation Committee evaluates the performance of the chief executive officer and other senior executive officers in light of the Company’s goals and objectives, and sets the compensation level of the chief executive officer and the senior executive officers based on this evaluation. During the fiscal year ended March 27, 2004, the Compensation Committee consisted of George J. Markos, Alexander E. Aikens, III, Lisa M. Mooney and Fletcher H. Wiley. The current members of the Compensation Committee are George J. Markos (Chair), David E. Bell and E. William Boehmler, each of whom is an independent director within the meaning of rules and regulations promulgated by the Securities and Exchange Commission and the listing requirements of Nasdaq.

The Audit Committee met eight times during the fiscal year ended March 27, 2004. The Audit Committee oversees the accounting and audit functions of the Company, including matters relating to the appointment and activities of the Company’s auditors. During the fiscal year ended March 27, 2004, the Audit Committee was comprised of Alexander E. Aikens, III, George J. Markos, Fletcher H. Wiley and Lisa M. Mooney. The current members of the Audit Committee are E. William Boehmler (Chair), David E. Bell and George J. Markos, each of whom is an independent director within the meaning of rules and regulations promulgated by the Securities and Exchange Commission and the listing requirements of Nasdaq. In addition, the Board of Directors has determined that Mr. Boehmler is an “audit committee financial expert” as defined under applicable rules of the Securities and Exchange Commission.

The Board recently amended and restated the charter of the Audit Committee and adopted a charter for the Compensation Committee in response to new requirements of the Sarbanes-Oxley Act of 2002 and related rules and regulations issued by the Securities and Exchange Commission and National Association of Securities Dealers, Inc.. The amended and restated charter of the Audit Committee and the charter of the Compensation Committee are available upon request addressed to the Company’s Vice-President—Finance, 300 Jubilee Drive, Peabody, Massachusetts 01960. The charters are also attached to this Proxy Statement as Annex A and Annex B, respectively.

Compensation of Directors

Each Director who is not an officer of the Company is entitled to an annual fee of $6,000, and an additional annual fee of $1,500 for service on the Audit Committee and $1,000 for service on the Compensation Committee on which he or she serves. Directors who are not employees of the Company are eligible for stock option grants under the 1997 Stock Plan. During the fiscal year ended March 27, 2004, no non-employee Directors received any stock option grants.

Director Nominations

The Company does not have a nominating committee, based on a Board determination that full board participation in the nominations process would foster improved corporate governance. On July 23, 2004, the Company adopted a policy by board resolution governing the nomination of directors. The qualifications of recommended candidates will be reviewed by at least a majority of the independent directors of the Company, as well as a majority of the full Board of Directors. In all cases, a nominee shall be put forward for election to the Board of Directors upon approval by a majority of the full Board of Directors, including a majority of the independent directors.

Stockholder Communications

The Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Absent unusual circumstances or as contemplated by committee charters and subject to any required assistance or advice from the Company’s legal counsel, the Vice-President—Finance, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries of such communications to the other directors as she considers appropriate.

Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which the Company may receive repetitive or duplicative communications.

Stockholders who wish to send communications on any topic to the board should address such communications to Vice-President—Finance, 300 Jubilee Drive, Peabody, Massachusetts 01960.

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table reflects the number of shares of the Company’s Common Stock beneficially owned as of July 23, 2004 (i) by each person who is known by the Company to own beneficially more than 5% of the Company’s Common Stock, (ii) by each of the Directors and nominees for Director, (iii) by each of the executive officers named in the Summary Compensation Table in this Proxy Statement and (iv) by all Directors, nominees for Director and executive officers as a group. In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting power or investment power with respect to such security or has the right to acquire beneficial ownership at any time within sixty days of July 23, 2004. As used herein “voting power” is the power to vote or direct the voting of shares, and “investment power” is the power to dispose of or direct the disposition of shares. Except as indicated in the notes following the table below, each person named has sole voting and investment power with respect to the shares listed as being beneficially owned by such individual.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Common Stock
Andrew G. Kotsatos	1,458,361	(1)	34.4%

Daeg Partners, LP 100 Park Avenue New York, NY 10017	436,900	(2)	10.49%

Fidelity Management & Research Company 80 Devonshire Street Boston, MA 02109	434,327	(3)	10.42%

Moses A. Gabbay	201,180	(4)	4.70%

Debra A. Ricker-Rosato	37,865	(5)	*

Michael B. Chass	36,000	(6)	*

George J. Markos	0		*

David E. Bell	0		*

E. William Boehmler	0		*

Robert Ain(7)	0		*

Robert L. Spaner	0		*

All Directors and Executive Officers as a group (7 persons, including the above)	1,733,406		39.00%

*	Indicates less than 1% ownership.

(1)	Includes (a) 382,128 shares owned by Mr. Kotsatos’s wife, individually and as trustee for the benefit for their children, as to which beneficial ownership is disclaimed by Mr. Kotsatos and (b) 69,000 shares issuable upon exercise of certain options which are currently exercisable or become exercisable within 60 days of July 23, 2004 (“Currently Exercisable Options”).

(2)	On February 17, 2004, a group consisting of Daeg Partners, L.P., Kimelman & Baird, LLC, Daeg Capital Management, LLC, Sheila Baird, Michael Kimelman and Scott Kimelman filed with the Securities and Exchange Commission a Statement of Acquisition of Beneficial Ownership on Schedule 13G.

(3)	On December 8, 2003, a group consisting of Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson filed with the Securities and Exchange Commission a Statement of Acquisition of Beneficial Ownership on Schedule 13G.

(4)	Includes 147,500 shares of Currently Exercisable Options.

(5)	Includes 20,000 shares of Currently Exercisable Options.

(6)	Includes 36,000 shares of Currently Exercisable Options.

(7)	Options to purchase 50,000 shares of Common Stock issued to Mr. Ain were cancelled upon his departure from the Company on January 21, 2004.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following tables and notes present the compensation received by the Company’s Chief Executive Officer and the four most highly paid executive officers other than the Chief Executive Officer for each of the last three fiscal years.

		Annual Compensation					Long-Term Compensation
Name and Principal Position	Fiscal Year (1)	Salary ($)		Bonus ($)	Other Annual Compensation ($)		Securities Underlying Options (#)		All Other Compensation ($)
Andrew G. Kotsatos (Chairman of the Board and Treasurer)(2)	2004 2003 2002	250,000 350,000 350,000		— — —	— — —		— — 81,000		31,492 7,372 100,684	(3) (3) (3)

Moses A. Gabbay (President and Chief Executive Officer)(4)	2004 2003 2002	225,000 300,000 300,000		— — 56,833	— — —		— — 67,500		2,375 2,375 2,375	(5) (5) (5)

Debra A. Ricker-Rosato (Vice-President—Finance)	2004 2003 2002	125,000 130,000 130,000		— 13,000 28,849	— — —		— — 3,750		1,562 1,624 1,625	(5) (5) (5)

Michael B. Chass (Vice-President—OEM)	2004 2003 2002	110,769 150,000 150,000		— — 9,278	— — —		— — —		709 1,300 1,144	(5) (5) (5)

Robert Ain (Senior Vice-President-Marketing)(6)	2004 2003 2002	196,615 — —	(7)	— — —	23,673 — —	(8)	50,000 — —	(9)	121,725 — —	(10)

Robert L. Spaner (Executive Vice-President—Sales)(11)	2004 2003 2002	110,308 220,000 220,000	(12)	— — 37,830	— — —		— — 30,000		1,338 2,018 2,522	(5) (5) (5)

(1)	The Company’s fiscal year ends on the last Saturday of March.

(2)	For the fiscal year 2002 period reported, Mr. Kotsatos was Chairman of the Board, Chief Executive Officer and Treasurer. Effective May 13, 2002, Mr. Kotsatos resigned his position as Chief Executive Officer. Mr. Kotsatos continues to serve as Chairman of the Board and Treasurer.

(3)	Includes $98,309, $4,997 and $29,117 paid in fiscal years 2002, 2003 and 2004, respectively, in premiums for three separate life insurance policies, each with a split dollar arrangement, covering the life of Mr. Kotsatos. The Company and Mr. Kotsatos entered into an agreement concerning the life insurance policies pursuant to which the Company will receive, in the event of the insured’s death, an amount equal to the aggregate amount of the premium payments under the respective policy and the beneficiaries of the policies will receive the excess. The Company did not make arrangements under these plans for the period from June 30, 2002 to September 30, 2003. These insurance payments were recorded as taxable fringe benefits to Mr. Kotsatos. Also includes $2,375 contributed in each of fiscal years 2002, 2003 and 2004 by the Company under a defined contribution plan established under Section 401(k) of the Internal Revenue Code, as amended (the “Code”).

(4)	Mr. Gabbay currently serves as President and Chief Executive Officer of the Company. He was elected President of the Company in May 2003 and previously held the position from August 2000 through May 2002. He was elected Chief Executive Officer of the Company in May 2002 and served as Chief Operating Officer of the Company from May 2000 through May 2002. Prior to that, he served as Vice-President—Engineering since joining the Company in 1981.

(5)	Reflects Company contributions under a defined contribution plan established under Section 401(k) of the Code.

(6)	Effective January 21, 2004, Mr. Ain departed from the Company as Senior Vice-President—Marketing.

(7)	Reflects salary accrued by Mr. Ain prior to his departure as Senior Vice-President—Marketing on January 21, 2004.

(8)	Reflects moving expenses and other moving related allowances provided by the Company.

(9)	Stock options to purchase 50,000 shares of Common Stock issued to Mr. Ain were cancelled upon his departure from the Company on January 21, 2004.

(10)	Reflects Company contributions under a defined contribution plan established under Section 401(k) of the Code in the amount of $1,725 and severance payments made pursuant to a separation agreement in the amount of $120,000.

(11)	Effective December 23, 2003, Mr. Spaner resigned as Executive Vice-President—Sales.

(12)	Reflects salary accrued by Mr. Spaner prior to his resignation on December 23, 2003.

Option Grants in the Last Fiscal Year

No stock option grants were made during the fiscal year ended March 27, 2004 to the named executive officers, except Mr. Ain received a stock option grant to purchase 50,000 shares of Common Stock that was subsequently cancelled upon his departure from the Company on January 21, 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth information with respect to the named executive officers concerning the exercise of options during the last fiscal year and unexercised options held as of the end of the fiscal year.

Name	Shares Acquired on Exercise	Value Realized ($)	Number of Shares Underlying Unexercised Options at FY-End		Value of Unexercised In-The-Money Options at FY-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Andrew G. Kotsatos	—	—	69,000	30,000	(52,361)	(6,390)
Moses A. Gabbay	—	—	157,500	66,000	(208,846)	(59,688)
Debra A. Ricker-Rosato	—	—	20,000	—	(4,871)	—
Michael B. Chass	—	—	36,000	4,000	(27,868)	(2,612)
Robert Ain	—	—	—	—	—	—
Robert L. Spaner	—	—	—	—	—	—

(1)	The value of unexercised in-the-money options is calculated based on the closing sale price of the Common Stock of $10.16 per share on March 26, 2004, as reported on the Nasdaq National Market, less the per share exercise price multiplied by the number of shares issued upon exercise of the options.

Certain Relationships and Related Party Transactions

The Company did not engage in any related party transactions during fiscal 2004. It is the Company’s policy that any transactions between the Company and its officers, directors and principal stockholders and their affiliates and any transactions between the Company and any entity with which our officers, directors or five percent stockholders are affiliated, be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors, and be on terms no less favorable to us than could be obtained from unaffiliated third parties.

During fiscal 2004, prior to Mr. Boehmler’s appointment as a Director of the Company, he provided services to the Company as a consultant for a special project and was paid approximately $30,000 by the Company for his services.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

For fiscal year ended March 27, 2004, the members of the Compensation Committee of the Board of Directors were Alexander E. Aikens, III, George J. Markos, Lisa M. Mooney, and Fletcher H. Wiley. Currently, the members of the Compensation Committee are David E. Bell, E. William Boehmler and George J. Markos. Mrs. Mooney was Director of Corporate Planning of the Company from January 1994 to June 1996. The Chairman of the Board, Andrew G. Kotsatos, who, until May 2002, was the Company’s Chief Executive Officer, participated in the Compensation Committee’s meetings and made recommendations concerning the compensation of executive officers other than himself (but did not take part in any decisions of the Committee); he did not take part in any discussions or decisions regarding his own compensation.

REPORT OF THE COMPENSATION COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the stock performance graph contained elsewhere herein shall not be incorporated by reference into any such filings nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

The Board of Directors recently adopted a charter for the Committee which was approved by the full Board on July 23, 2004. The complete text of the Compensation Committee’s charter is available upon request addressed to the Company’s Vice-President—Finance, 300 Jubilee Drive, Peabody, Massachusetts 01960. The charter of the Compensation Committee is also attached to this Proxy Statement as Annex B. As set forth in more detail in the charter, the Compensation Committee’s primary responsibility is to evaluate and recommend to the Board of Directors, as appropriate, the compensation policy and practices of the Company with respect to its chief executive officer and the Company’s other senior executives, administer the Company’s stock option plans and perform any other responsibilities vested in it pursuant to the charter.

The Committee has implemented procedures to ensure that, during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. During the fiscal year ended March 27, 2004, the Compensation Committee of the Board of Directors was responsible for establishing and administering the compensation policies, which govern annual salary, bonuses, and stock-based incentives (currently stock options) for Directors and officers. The Compensation Committee met three times in fiscal 2004. Each meeting was attended by all members.

Overview

The Company has historically established levels of executive compensation that provide for a base salary intended to allow the Company to hire and retain qualified management. The Company has also provided annual cash incentive bonuses based on the Company’s performance during the fiscal year to reward executives for their contributions to the Company’s achievements. From time to time, the Company has also granted stock options to executives and key employees to keep the management focused on the stockholders’ interests. The Compensation Committee believes that the Company’s past and present executive compensation practices provide an overall level of compensation that is competitive with companies of similar size, complexity and financial performance and that its executive compensation practices have allowed it to retain key personnel whose contribution has maintained and increased the Company’s profitability.

The Compensation Committee determines the compensation of the executive officers of the Company and sets policies for and reviews the compensation awarded to the other officers of the Company. This is designed to ensure consistency throughout the officer compensation programs. In reviewing the individual performances of the executive officers (other than the Chief Executive Officer and President), the Compensation Committee takes into account the views of the Chief Executive Officer. In fiscal 2004, the Compensation Committee determined the base salary and bonus for executive officers, other than for the Chief Executive Officer, based largely on recommendations by the Company’s Chief Executive Officer and President.

The Compensation Committee expects to review annually the annual and long-term compensation of all the Company’s executives and employees to assure that all of the Company’s executives and employees continue to be properly motivated to serve the interests of the Company’s stockholders.

Executive Compensation

Base Salary.    Base salary is generally set within the ranges of salaries of executive officers with comparable qualifications, experience and responsibilities at other companies of similar size, complexity and profitability taking into account the position involved and the level of the executive’s experience. In addition, consideration is given to other factors, including an officer’s contribution to the Company as a whole. In fiscal 2004, the base salary for the named executive officers, including the Chief Executive Officer, was reduced. The salary reductions were implemented as a result of reduced sales forecast for fiscal 2004.

Annual Bonus Compensation.    With the exception of fiscal 2003 and fiscal 2004 when there were no bonus awards to its executive officers, the Company has in the past awarded cash bonuses to its executive officers on a discretionary basis. In determining bonus awards, the Compensation Committee considers the financial and nonfinancial achievements of the Company, including revenue growth, profitability, expansion of the Company’s markets and new product introductions.

Long Term Incentives.    Currently, stock options are the Company’s primary long-term incentive vehicle. Stock option awards have been made from time to time to persons who currently serve as middle and upper level managers, including the Chief Executive Officer and other executive officers named in the Summary Compensation Table. The size of awards has historically been based on position, responsibilities, and individual performance. The Compensation Committee believes that the long-term incentives awarded by the Company in fiscal 1995 and 1996 were generally below the levels found at comparable companies. In fiscal 1998, 1999, 2000, 2001 and 2002, the Company made awards to middle and upper level managers in an effort to improve this aspect of the Company’s compensation program and will continue to monitor this aspect of compensation. In fiscal 2003 and fiscal 2004, the Company did not make any stock option awards to its named executive officers, with the exception of option grants to a named executive who subsequently resigned his position on April 18, 2003 and a named executive officer who subsequently resigned his position on January 21, 2004.

The Compensation Committee is aware that the Company’s grants of stock options are less frequent and smaller in size than the grants of many comparable companies, although the Board believes that the overall mix of compensation components has been adequate. The Compensation Committee believes that this aspect of compensation must receive more emphasis in the future to assure that all of the Company’s key employees continue to focus on the profitability of the Company and, thus, the interests of the Company’s stockholders. Accordingly, the Compensation Committee has recommended to the Board of Directors the authorization of additional stock options for employees.

Chief Executive Officer Compensation.    The Company’s Chief Executive Officer, Moses A. Gabbay, voluntarily reduced his annual salary to $225,000 for fiscal 2004. No stock option grant or cash bonus was awarded in fiscal 2004.

Dated: July 23, 2004

Respectfully Submitted by:

David E. Bell

E. William Boehmler

George J. Markos

STOCK PERFORMANCE GRAPH

Set forth below is a line graph comparing the cumulative total return over a five-year period beginning March 27, 1999 and ending March 27, 2004 of the Company’s Common Stock to the cumulative total return on the Center for Research in Securities Price (“CRSP”) Total Return Index for the Nasdaq Stock Market (U.S. Companies) (“Nasdaq Market-U.S. Index”) and a Company-selected peer group index that includes: Harmon Industries, Inc., Phoenix Gold Int’l, Inc., Koss Corporation, and Recoton Corp. (the “Peer Group Index”). The Peer Group Index was formed on a weighted average basis based on market capitalizations, adjusted at the end of each year. Cumulative total return is measured assuming an initial investment of $100 on March 27, 1999 and reinvestment of dividends.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG BOSTON ACOUSTICS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND A PEER GROUP

* $100 invested on 3/31/99 in stock or index-

including reinvestment of dividends.

Fiscal year ending March 31.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any such filings nor shall it be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this Report by reference.

The Board of Directors recently amended and restated the charter for the Committee, which was approved by the full Board on July 23, 2004. The complete text of the Audit Committee’s charter is available upon request addressed to the Company’s Vice-President—Finance, 300 Jubilee Drive, Peabody, Massachusetts 01960. The amended and restated charter of the Audit Committee is also attached to this Proxy Statement as Annex A. As set forth in more detail in the charter, the Audit Committee’s primary responsibility is to oversee the Company’s management and its independent auditors in the preparation of the Company’s financial statements and the Company’s independent auditors are responsible for auditing those financial statements.

The Committee has implemented procedures to ensure that, during the course of each fiscal year, it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Committee’s charter. During the fiscal year ended March 27, 2004, the Audit Committee comprised of George J. Markos, Alexander E. Aikens, III, Fletcher H. Wiley and Lisa M. Mooney met eight times.

In overseeing the preparation of the Company’s financial statements for fiscal 2004, the members of the Committee met with both management and the Company’s outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee discussed the statements with both management and the outside auditors. The Committee’s review included discussion with the outside auditors of matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees), including the auditors’ independence.

With respect to the Company’s outside auditors, the Committee, among other things, discussed with Ernst & Young LLP matters relating to its independence. The Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP as independent accountants as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Committee reviewed the fees of the independent auditors for the fiscal year for both auditing and non-auditing services and determined that the provision of such services was compatible with maintaining the independence of the auditors.

The Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended March 27, 2004, for filing with the Securities and Exchange Commission.

Dated: July 9, 2004

Respectfully Submitted by:

Alexander E. Aikens, III (Chairman)

Fletcher H. Wiley

George J. Markos

David E. Bell

E. William Boehmler

PROPOSAL NO. 2—RATIFICATION OF APPOINTMENT OF AUDITORS

The Audit Committee of the Board of Directors of the Company has appointed Ernst & Young LLP as auditors of the Company for the fiscal year ending March 26, 2005 and directed that management submit the selection of auditors for ratification by the stockholders.

The Company’s independent auditor is Ernst & Young LLP, certified public accountants. Ernst & Young LLP has served as the Company’s independent auditor since July 9, 2002.

Fees to Independent Auditors

Services provided to the Company by Ernst & Young LLP in fiscal 2004 and 2003 are described below. Additional information regarding the Audit Committee is provided in the Audit Committee Report and elsewhere in this Proxy Statement.

Audit Fees. Fees for audit services totaled $140,000 in 2004 and $139,000 in 2003, including fees associated with the annual audit and the reviews of the Company’s quarterly reports on Form 10-Q.

Audit-Related Fees. The Company did not incur any audit-related fees in 2004 or 2003.

Tax Fees. Fees for tax services, including tax return preparations, tax planning, tax compliance and research and development tax consultation, and international tax consultation totaled $288,100 in 2004 and $179,000 in 2003.

All Other Fees. Except as indicated in the above categories, the Company did not incur any other fees

The Audit Committee of the Board of Directors considered in advance each non-audit service proposed to be performed by Ernst & Young LLP during the fiscal year ended March 26, 2004 and determined in each case that the provision of such non-audit service and the receipt of fees therefore would be compatible with maintaining Ernst & Young LLP’s independence.

Effective June 28, 2002, the Company dismissed Arthur Andersen LLP, which had served as the Company’s independent auditor since 1986. The decision to dismiss Arthur Andersen LLP was recommended by the Audit Committee and approved by the Board of Directors. The reports of Arthur Andersen LLP on the Company’s financial statements for fiscal years 2001 and 2002 did not contain an adverse opinion or a disclaimer of an opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. On July 9, 2002, the Company, on the recommendation of the Audit Committee, engaged Ernst & Young LLP as its independent auditor. There were no disagreements between the Company and Ernst & Young LLP during the most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures.

During fiscal years 2001 and 2002, the Company did not consult with Ernst & Young LLP on any matter.

Representatives of Ernst & Young LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends that you vote FOR the proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor.

COMPLIANCE WITH SECTION 16(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Directors, executive officers and persons who own more than 10% of the outstanding shares of Common Stock of the Company to file with the Securities and Exchange Commission and The Nasdaq Stock Market reports of ownership and changes in ownership of voting securities of the Company and to furnish copies of such reports to the Company. Based solely on a review of copies of such reports furnished to the Company or written representations from certain persons that no reports were required for those persons, the Company believes that all Section 16(a) filing requirements were complied with during the fiscal year ended March 27, 2004, except that Sheila Baird and Michael Kimelman, two of the control persons of Daeg Capital Management, LLC, the general partner of Daeg Partners, L.P., and principals of Kimelman & Baird, LLC each made a single late filing reporting a number of transactions, seven of which were not reported on a timely basis.

STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

Any stockholder proposal intended to be presented for consideration at the Company’s 2005 Annual Meeting of Stockholders must be received by the Company not later than March 28, 2005 in order to be considered for inclusion in the Company’s proxy statement for the 2005 Annual Meeting of Stockholders. In accordance with the provisions of Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended, if the Company does not receive notice of a stockholder proposal to be raised at its 2005 Annual Meeting of Stockholders on or before June 10, 2005, then in such event, the management proxies shall be allowed to used their discretionary voting authority when the proposal is raised at the 2005 Annual Meeting of Stockholders. Any stockholder desiring to submit a proposal should consult applicable regulations of the Securities and Exchange Commission.

OTHER MATTERS

As of the date of this Proxy Statement, management of the Company knows of no matter not specifically referred to above as to which any action is expected to be taken at the Annual Meeting of Stockholders. It is intended, however, that the persons named as proxies will vote the proxies, insofar as the same are not limited to the contrary, in regard to such other matters and the transaction of such other business as may properly be brought before the Meeting, as seems to them to be in the best interests of the Company and its stockholders.

ANNEX A

AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE OF

THE BOARD OF DIRECTORS OF BOSTON ACOUSTICS, INC.

PURPOSE OF THE COMMITTEE

The primary purpose of the Audit Committee (the “Committee”) of Boston Acoustics, Inc. (the “Company”) is to assist the Company’s Board of Directors (the “Board”) in fulfilling its responsibility to oversee (a) the integrity of the Company’s financial statements and internal controls, (b) the Company’s compliance with legal and regulatory requirements, (c) the qualifications and independence of the Company’s independent auditors, and (d) the performance of the Company’s internal audit function and its independent auditors.

AUTHORITY OF THE COMMITTEE

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company. The Committee also has the authority to retain independent outside counsel or other experts as it determines necessary to carry out its duties. The Committee shall determine the compensation for such outside counsel or other experts and the Company shall make appropriate funds available to the Committee for such purpose.

The Committee shall have the sole authority to select, evaluate, appoint and replace the Company’s independent auditors (subject to stockholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting or other consultants or advisors to advise the Committee. The Company shall provide funding, as determined by the Committee, for payment of compensation to the independent auditors and to any consultants or advisors retained by the Committee. The Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as it deems necessary or appropriate. Each subcommittee, when so designated, shall have the full power and authority of the Committee.

COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of not less than three directors appointed by the Board. Each member of the Committee must satisfy the independence and qualification requirements contained in the applicable rules and regulations of the Securities and Exchange Commission (the “SEC”) and The Nasdaq Stock Market, and must be free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. In addition, at least one member of the Committee must be a “financial expert” as that term is defined in the rules promulgated by the SEC and as determined by the Board. The Board shall appoint one person to act as Chair of the Committee. The members of the Committee shall serve for a term of one year.

MEETINGS OF THE COMMITTEE

The Committee shall meet as often as it deems necessary to fulfill its responsibilities set forth in this Charter. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The vote of a majority of the members present at any meeting at which a quorum is present shall be the act of the Committee.

DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

The Company’s management is responsible for preparing the Company’s financial statements and the Company’s independent auditors are responsible for auditing those financial statements. The Committee is responsible for overseeing these activities. The Committee recognizes that the Company’s financial management, as well as the Company’s independent auditors, have more time, knowledge and more detailed information on the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work.

In carrying out its duties and responsibilities, the Committee’s policies and procedures shall remain flexible, so that it may be in a position to best react or respond to changing circumstances or conditions. While there is no “blueprint” to be followed by the Committee in carrying out its duties and responsibilities, the following shall be considered within the authority of the Committee:

(1)	Select and retain the firm of independent public accountants to audit the books and accounts of the Company and its subsidiaries for each fiscal year.

(2)	Review and approve in advance any audit and permitted non-audit services to be provided to the Company by the Company’s independent auditors; the Committee has the sole authority to make these approvals although such approval may be delegated to any Committee member so long as the approval is presented to the full Committee at a later time.

(3)	Review the performance of the Company’s independent auditors and replace or terminate the independent auditors when circumstances warrant.

(4)	Oversee the independence of the Company’s independent auditors by, among other things:

(a)	requiring the independent auditors to deliver to the Committee on a periodic basis a formal written statement delineating all relationships between the independent auditors and the Company; and

(b)	actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors, including the provision of any permitted non-audit services to the Company and recommending that the Board take appropriate action to satisfy itself of the auditors’ independence.

(5)	Instruct the Company’s independent auditors that they are ultimately accountable to the Committee and that the Committee is responsible for the selection, evaluation and termination of the Company’s independent auditors.

(6)	Review and approve the original proposed scope of the annual independent audit and the associated engagement fees, as well as any significant variations in the actual scope of the independent audit and the associated engagement fees and discuss the audit plan with the Company’s independent auditors.

(7)	Set hiring policies for employees or former employees of the independent auditors.

(8)	Review with management and the independent auditors at the completion of the annual audit:

(a)	the Company’s annual financial statements, related footnotes and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations, to be included in the Company’s Annual Report on Form 10-K;

(b)	the independent accountant’s audit of the annual financial statements and their report thereto;

(c)	any significant changes in the independent accountant’s audit plan;

(d)	any problems or difficulties that the auditor encountered during the course of the audit process, including any restrictions on the scope of the auditor’s activities or on access to requested information, and management’s response thereto; and

(e)	other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

(9)	Review with the independent auditors, prior to the filing of any required financial report with the SEC:

(a)	all critical accounting policies and practices, including any material changes in accounting principal or practices used in preparing the financial statements;

(b)	all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with management; and

(c)	other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

(10)	Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

(11)	Review earnings press releases, as well as Company policies with respect to earnings press releases, financial information and earnings guidance provided to analysts and ratings agencies.

(12)	Consider and review with the independent auditors and with management the adequacy and effectiveness of the Company’s system of internal controls, including information systems controls and security, as well as any related significant findings and recommendations of the independent auditors and internal auditors together with management’s responses thereto.

(13)	Establish and maintain free and open means of communication between and among the Board, the Committee, the Company’s independent auditors, the Company’s management, including providing such parties with appropriate opportunities to meet privately with the Committee.

(14)	Review and monitor, as appropriate, results of compliance programs, including the Company’s Code of Business Conduct and Ethics.

(15)	Establish and monitor procedures for:

(a)	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

(b)	the confidential submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

(16)	Review with management and the independent auditor the interim financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations with management and the independent auditors prior to the filing of the Company’s Quarterly Report on Form 10-Q.

(17)	Review and reassess annually the Committee’s charter and submit to the Board for approval any modifications the Committee deems appropriate.

(18)	Conduct an annual performance evaluation of the Committee.

(19)	Provide any recommendations, certifications and reports that may be required by The Nasdaq Stock Market or the SEC, including the report of the Committee that must be included in the Company’s annual proxy statement.

(20)	Review and approve all related party transactions.

(21)	Report regularly to the Board on its activities, as appropriate, reviewing with the Board significant issues or concerns that arise at Committee meetings.

(22)	Perform such additional activities, and consider such other matters, within the scope of its responsibilities, as the Committee or the Board deems necessary or appropriate.

MINUTES OF THE COMMITTEE

The Committee shall keep minutes of its proceedings that shall be signed by the person whom the Chairperson designates to act as secretary of the meeting. The minutes of the meeting shall be approved by the Committee at its next meeting, shall be available for review by the entire Board, and shall be filed as permanent records with the Secretary of the Company.

AMENDMENTS OF THE AUDIT COMMITTEE CHARTER

This Charter may be amended from time to time with the approval of a majority of the Board.

Last Revised: July 23, 2004

ANNEX B

CHARTER OF THE COMPENSATION COMMITTEE OF

THE BOARD OF DIRECTORS OF BOSTON ACOUSTICS, INC.

PURPOSE AND AUTHORITY OF THE COMMITTEE

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Boston Acoustics, Inc. (the “Company”) shall evaluate and recommend to the Board, as appropriate, the compensation policy and practices of the Company with respect to its chief executive officer and the Company’s other senior executives, administer the Company’s stock option plans and perform any other responsibilities vested in it pursuant to this charter.

COMPOSITION OF THE COMMITTEE

The Committee shall consist of no fewer than three (3) directors, each of whom shall meet the independence requirements of The Nasdaq Stock Market. The members of the Committee shall be appointed by the Board and may be replaced by the Board. Members of the Committee shall also qualify as “non-employee directors” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. The Board shall appoint one member of the Committee to act as its Chair. The members of the Committee will be appointed by the Board. The members of the Committee will serve at the discretion of the Board. The members of the Committee shall serve terms of one year, and shall be eligible for re-appointment. In fulfilling its duties and responsibilities, as set forth below, the Committee shall have authority to delegate its authority, as it deems appropriate, to act upon specific matters within defined parameters to subcommittees, including subcommittees consisting solely of one or more Company officers, in each case to the extent permitted by applicable law. Any such subcommittee shall report any action taken to the full Committee at its next meeting.

MEETINGS AND PROCEDURES OF THE COMMITTEE

The Committee shall fix its own rules of procedure, which shall be consistent with the By-laws of the Company, this charter and applicable law. The Committee shall meet at least two times each year and as many other times as the Committee deems necessary. Members of the Committee shall strive to be present at all meetings.

A majority of the members of the Committee present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other shall constitute a quorum.

The Committee shall prepare and, through its Chair, submit periodic reports of the Committee’s work and findings to the Board; the Committee shall include recommendations for Board action when appropriate.

DUTIES OF THE COMMITTEE

The Committee shall have the following duties and responsibilities:

1. The Committee shall have the sole authority to retain and terminate any compensation consultant used to assist in the evaluation of executive compensation and shall have sole authority to approve the consultant’s fees and other retention terms.

2. The Committee shall have authority to obtain, in its discretion, advice and assistance from internal or external legal, accounting, or other advisers.

B-1

3. The Committee shall review and approve corporate goals and objectives relevant to chief executive officer and senior executive compensation, evaluate the performance of the chief executive officer and the senior executives in light of those goals and objectives, and set the compensation level of the chief executive officer and the senior executives based on this evaluation. In discharging its responsibilities, the Committee shall endeavor to develop compensation structures for individual officers that reflect the responsibilities of their position and past achievements with the Company, compensation awarded to them in the past, compensation awarded to executives at companies considered comparable by the Committee, as well as the Company’s performance and return to stockholders.

4. The Committee shall review and make recommendations to the full Board with respect to incentive-compensation plans and equity-based plans that may be adopted or maintained by the Company.

5. The Committee shall review and make recommendations to the Board concerning all employment agreements, severance arrangements, change-in-control agreements, or arrangements involving officers and directors of the Company.

EVALUATION OF THE CHARTER

The Committee shall review and reassess on an annual basis the adequacy of this charter and recommend any proposed changes to the Board for its approval. The Committee shall annually review its own performance.

Last revised: July 23, 2004

B-2

BOSTON ACOUSTICS, INC.

C/O EQUISERVE TRUST COMPANY N.A.

P.O. BOX 8694

EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒ Please mark

votes as in

this example.

1. To elect five directors for the ensuing year. Nominees: (01) Andrew G. Kotsatos, (02) Moses A. Gabbay, (03) George J. Markos, (04) David E. Bell, (05) E. William Boehmler				2. To ratify the action of the Audit Committee of the Board of Directors in selecting Ernst & Young LLP to serve as auditors for the current fiscal year.	FOR ☐	AGAINST ☐	ABSTAIN ☐
FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES	3. To transact such other business as may properly come before the meeting or any adjournments thereof.
☐ For all nominee(s) except as written above				MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT			☐
				MARK HERE IF YOU PLAN TO ATTEND THE MEETING			☐

NOTE: If shares are registered in more than one name, signatures of all such persons are required. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:                                             Date:                      Signature:                                            Date:

DETACH HERE

PROXY

BOSTON ACOUSTICS, INC.

Proxy Solicited on Behalf of the Board of Directors of the Company for the

Annual Meeting of Stockholders—August 17, 2004

The undersigned hereby appoints Andrew G. Kotsatos and Moses A. Gabbay, or either of them, with full power of substitution, as proxies of the undersigned to represent and vote all shares of stock of BOSTON ACOUSTICS, INC. which the undersigned would be entitled to vote if personally present, at the Annual Meeting of Stockholders of said Corporation, to be held at the Company’s offices at 300 Jubilee Drive, Peabody, Massachusetts on August 17, 2004 at 1:00 p.m., and at any adjournments thereof, as directed below, on all matters coming before said meeting.

This proxy when properly executed will be voted as directed on the reverse side. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION AS DIRECTORS OF THE NOMINEES LISTED ON THE REVERSE SIDE, FOR PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES ON ITEM 3.

The undersigned hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournments thereof.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE